MFS(R) Floating Rate High Income Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the fund's portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, in available in the fund's SAI.

Portfolio Manager     Primary Role      Since  Title and Five Year History
Philip C. Robbins   Portfolio Manager    2004  Vice President of MFS; employed
                                               in the investment management area
                                               of MFS since 2004.  Director for
                                               ING Capital Advisors from 2002 to
                                               2004. Principal of Cypress
                                               Holding Company prior to 2002.


                The date of this Supplement is October 19, 2005.